VARIABLE INSURANCE FUNDS

AmSouth Select Equity Fund

AmSouth Value Fund

AmSouth Capital Growth Fund

Supplement dated September 26, 2005 to

Prospectuses dated May 1, 2005

        On June 30, 2005, the Board of Trustees of Variable Insurance Funds (the "Trust") approved an Agreement and Plan of Reorganization ("Reorganization Plan") between the Trust, on behalf of the AmSouth Select Equity Fund, AmSouth Value Fund and AmSouth Capital Growth Fund (the "Funds"), and Pioneer Variable Contracts Trust ("Pioneer Trust"), another registered investment company. The Reorganization Plan provides for the reorganization of each Fund into a corresponding acquiring series of the Pioneer Trust, as indicated in the chart below:

Acquired Fund	Acquiring Pioneer Trust Series
AmSouth Select Equity Fund	Pioneer Fund VCT Portfolio
AmSouth Value Fund	Pioneer Value VCT Portfolio
AmSouth Capital Growth Fund	Pioneer Oak Ridge Large Cap Growth VCT Portfolio

        The Board approved the Reorganization Plan because it believes that the Reorganization Plan is in the best interests of the Funds and the beneficial owners of their shares, and will not dilute the interests of Fund investors. The Reorganization Plan will be submitted to a vote of the shareholders of each Fund at a meeting to be held on or about November 3, 2005. In advance of the meeting, a combined proxy statement/prospectus describing the acquiring Pioneer Trust series, their investment adviser and the proposed reorganizations will be mailed to shareholders of record as of September 12, 2005.

        If the Reorganization Plan is approved by the shareholders of a Fund and certain other conditions are satisfied, the assets and stated liabilities of the Fund will be transferred to the corresponding Pioneer Trust series, and shareholders of the Fund will become shareholders of the corresponding Pioneer Trust series. Fund shareholders will receive shares of the designated class of the Pioneer Trust series, having an equivalent net asset value to their investments in the Fund, in exchange for their shares of the Fund. If the Reorganization Plan is approved by shareholders of a Fund, it is expected that the reorganization of the Fund will occur effective as of the close of business on November 4, 2005.

Investors should retain this supplement for future reference.